Exhibit g(2)

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

EACH OF THE FOLLOWING INVESTMENT COMPANIES AND CITIBANK, N.A.

DATED AS OF OCTOBER 17, 2001

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 1, 2001

FUND	PORTFOLIO	EFFECTIVE AS OF
COLCHESTER STREET TRUST	TAX-EXEMPT PORTFOLIO	7/1/01
Fidelity Advisor Series II	Fidelity Advisor Municipal Income Fund	7/1/01
FIDELITY CALIFORNIA
MUNICIPAL TRUST	SPARTAN CALIFORNIA MUNICIPAL INCOME FUND	7/1/01
FIDELITY CALIFORNIA
MUNICIPAL TRUST II	FIDELITY CALIFORNIA MUNICIPAL MONEY
	MARKET FUND	7/1/01
SPARTAN CALIFORNIA MUNICIPAL MONEY
	MARKET FUND	7/1/01
FIDELITY COURT STREET TRUST	SPARTAN CONNECTICUT MUNICIPAL
	INCOME FUND	7/1/01
SPARTAN FLORIDA MUNICIPAL
	INCOME FUND	7/1/01
SPARTAN NEW JERSEY MUNICIPAL
	INCOME FUND	7/1/01
FIDELITY COURT STREET
TRUST II	FIDELITY CONNECTICUT MUNICIPAL
	MONEY MARKET FUND	7/1/01
FIDELITY NEW JERSEY MUNICIPAL
	MONEY MARKET FUND	7/1/01
SPARTAN CONNECTICUT MUNICIPAL
	MONEY MARKET FUND	7/1/01
SPARTAN FLORIDA MUNICIPAL MONEY
	MARKET FUND	7/1/01
SPARTAN NEW JERSEY MUNICIPAL MONEY
	MARKET FUND	7/1/01
FIDELITY FINANCIAL TRUST	FIDELITY CONVERTIBLE SECURITIES FUND	7/1/01
FIDELITY DEVONSHIRE
STREET TRUST	SPARTAN TAX-FREE BOND FUND	7/1/01
FIDELITY STRUCTURED LARGE CAP
	GROWTH FUND (1)	10/22/01
FIDELITY STRUCTURED LARGE CAP
	VALUE FUND (2)	10/22/01
FIDELITY STRUCTURED MID CAP
	GROWTH FUND (3)	10/22/01
FIDELITY STRUCTURED MID CAP
	GROWTH FUND (4)	10/22/01
FIDELITY HASTINGS
STREET TRUST	FIDELITY FIFTY FUND	7/1/01
FIDELITY MASSACHUSETTS	FIDELITY MASSACHUSETTS MUNICIPAL
MUNICIPAL TRUST	MONEY MARKET FUND	7/1/01
SPARTAN MASSACHUSETTS MUNICIPAL
	MONEY MARKET FUND	7/1/01
SPARTAN MASSACHUSETTS MUNICIPAL
	INCOME FUND	7/1/01
FIDELITY MUNICIPAL TRUST	SPARTAN MICHIGAN MUNICIPAL
	INCOME FUND	7/1/01
SPARTAN MINNESOTA MUNICIPAL
	INCOME FUND	7/1/01
	SPARTAN MUNICIPAL INCOME FUND	7/1/01
	SPARTAN OHIO MUNICIPAL INCOME FUND	7/1/01
SPARTAN PENNSYLVANIA MUNICIPAL
	INCOME FUND	7/1/01
SPARTAN SHORT INTERMEDIATE MUNICIPAL
	INCOME FUND	7/1/01
FIDELITY MUNICIPAL
TRUST II	FIDELITY MICHIGAN MUNICIPAL
	MONEY MARKET FUND	7/1/01
FIDELITY OHIO MUNICIPAL MONEY
	MARKET FUND	7/1/01
SPARTAN PENNSYLVANIA MUNICIPAL
	MONEY MARKET FUND	7/1/01
FIDELITY NEW YORK
MUNICIPAL TRUST	SPARTAN NEW YORK MUNICIPAL
	INCOME FUND	7/1/01
FIDELITY NEW YORK
MUNICIPAL TRUST II	FIDELITY NEW YORK MUNICIPAL
	MONEY MARKET FUND	7/1/01
SPARTAN NEW YORK MUNICIPAL
	MONEY MARKET FUND	7/1/01
FIDELITY REVERE
STREET TRUST	FIDELITY MUNICIPAL CENTRAL CASH FUND	7/1/01
FIDELITY SCHOOL
STREET TRUST	SPARTAN INTERMEDIATE MUNICIPAL
	INCOME FUND	7/1/01
FIDELITY SECURITIES FUND	FIDELITY BLUE CHIP GROWTH FUND	7/1/01
	FIDELITY DIVIDEND GROWTH FUND	7/1/01
FIDELITY UNION STREET TRUST	SPARTAN ARIZONA MUNICIPAL
	INCOME FUND	7/1/01
SPARTAN MARYLAND MUNICIPAL
	INCOME FUND	7/1/01
FIDELITY UNION
STREET TRUST II	FIDELITY MUNICIPAL MONEY
	MARKET FUND	7/1/01
SPARTAN ARIZONA MUNICIPAL
	MONEY MARKET FUND	7/1/01
	SPARTAN MUNICIPAL MONEY FUND	7/1/01
NEWBURY STREET TRUST	TAX-EXEMPT FUND - DAILY
	MONEY CLASS	7/1/01
TAX-EXEMPT FUND - CAPITAL
	RESERVES CLASS	7/1/01

(1) THE ADDITION OF FIDELITY DEVONSHIRE TRUST: FIDELITY STRUCTURED LARGE CAP GROWTH FUND EFFECTIVE OCTOBER 22, 2001.

(2) THE ADDITION OF FIDELITY DEVONSHIRE TRUST: FIDELITY STRUCTURED LARGE CAP VALUE FUND EFFECTIVE OCTOBER 22, 2001.

(3) THE ADDITION OF FIDELITY DEVONSHIRE TRUST: FIDELITY STRUCTURED MID CAP GROWTH FUND EFFECTIVE OCTOBER 22, 2001.

(4) THE ADDITION OF FIDELITY DEVONSHIRE TRUST: FIDELITY STRUCTURED MID CAP VALUE FUND EFFECTIVE OCTOBER 22, 2001.

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Each of the Investment Companies		\\\\\\\\\\\\\\\\\\\\\\\	CITIBANK, N.A.
Listed on this Appendix "A", on behalf
of each of their respective Portfolios
By:	/s/John Costello		By:	/s/June Walz
Name:	John Costello		Name:	June Walz
Title:	Assistant Treasurer		Title:	Vice President